                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /x/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    /x/ Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                            Scios Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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


Below is a copy of a presentation for use by Scios Inc. with its investors and other parties interested in Scios.

                                   SCIOS INC.
                                  DECEMBER 1999


                                                                      1 of 31

SCIOS INC.
The statements in this presentation that are not historical facts are forward-looking statements that involve risks and uncertainties, and may include references to the implementation of the Company's strategic plan and the timely development and approval of the Company's products and the receipt of revenue from those products, as well as the other risks detailed from time to time in the Company's SEC reports, including its annual reports on Form 10-K and subsequent reports on Form 10-Q

                                                                      2 of 31

SCIOS SNAPSHOT EARLY 1999

-   TOTAL CORPORATE RESTRUCTURE: MAR `99
     - 40% workforce reduction
     - Eliminated protein manufacturing
     - Sold Mountain View campus for net proceeds of $19.2 million
     - $14 million annual cost savings expected

-   NATRECOR-Registered Trademark- ANTICIPATED APPROVAL AND LAUNCH:  APR `99

- MOVE TOWARD PROFITABILITY THROUGH NATRECOR-Registered Trademark- AND RESTRUCTURING

                                                                      3 of 31

WHAT HAPPENED TO NATRECOR-Registered Trademark-

-   JAN 99 Approved by Cardiorenal Advisory Committee

-   APR 99 Non-Approval letter

-   FDA REQUESTS ADDITIONAL CLINICAL DATA
     -  Onset and offset of hypotension
     -  Clinical utility of Natrecor-Registered Trademark- vs. existing therapy
     -  Sample size


                                                                      4 of 31

IMPACT ON THE STOCK


                   [Graph of Scios Stock Price in 1999 showing:]


               Date                                Stock Price
               ----                                -----------
               January 4, 1999                       $10.000
               February 1, 1999                      $10.625
               March 1, 1999                         $ 9.313
               April 1, 1999                         $ 9.500
               May 3, 1999                           $ 4.094
               June 1, 1999                          $ 3.625
               July 1, 1999                          $ 3.625
               August 2, 1999                        $ 4.000
               September 1, 1999                     $ 3.875
               October 1, 1999                       $ 3.750
               November 1, 1999                      $ 3.938
               December 1, 1999                      $ 4.563





                                                                      5 of 31

                                      VMAC

                         VASODILATION IN THE MANAGEMENT
                        OF ACUTE CONGESTIVE HEART FAILURE


                                                                      6 of 31

VMAC STEERING COMMITTEE

-   JAMES B. YOUNG, M.D.
     -  Chairman of Steering Committee
     - Head, Section of Heart Failure and Cardiac Transplant Medicine at the Cleveland Clinic Foundation

-   WILLIAM ABRAHAM, M.D.
     - Director, Section of Heart Failure and Cardiac Transplantation, University of Cincinnati College of Medicine

-   CHARLES EMERMAN, M.D.
     -  Chairman, Department of Emergency Medicine at the
        Cleveland Clinic Foundation

-   LYNNE WARNER STEVENSON, M.D.
     - Clinical Director, Cardiomyopathy and Heart Failure Center, Brigham and Women's Hospital


                                                                      7 of 31

VMAC

[To the left (below) is a graphic portrayal of the heart with the amino acid sequence of Natrecor-Registered Trademark-]

                                    - Double-blind, placebo controlled study
                                      with Natrecor-Registered Trademark- and
                                      nitroglycerin

                                    - Primary objective of the study is to
                                      compare the effect of Natrecor-Registered
                                      Trademark- and placebo on PCWP and
                                      symptoms 3 hours after start of study drug

                                    - Two arms, catheterized and
                                      non-catheterized

                                    - Administration of both fixed and
                                      adjustable doses of Natrecor-Registered
                                      Trademark-


                                                                      8 of 31

VMAC TRIAL DESIGN


    [Graphic depicting arms of VMAC trial for Natrecor-Registered Trademark-showing the stratification of the patients between the catheterized and non-catheterized arms of the trial, the randomization of patients between placebo, nitroglycerin and Natrecor-Registered Trademark- during a three hour placebo-controlled period and an active-controlled treatment period.]


                                                                      9 of 31

NATRECOR-Registered Trademark- MARKET OPPORTUNITY

- National healthcare consulting firm completed intensive U.S. market evaluation

- 80% of patients with CHF are treated in the ER -> ICU - CCU - Telemetry setting:
    targeted setting for Natrecor-Registered Trademark- as an IV therapeutic -

-   National survey of more than 200 physicians -
    Representing cardiologists and emergency department physicians - interest in prescribing Natrecor-Registered Trademark- as a therapeutic was high: 4.4/5

- More than two-thirds of CHF patients are in the normotensive or hypertensive category: where Natrecor-Registered Trademark- is expected to be most widely employed.


                                                                      10 of 31

NATRECOR-Registered Trademark- MARKET OPPORTUNITY

     - $200 - $300 million peak U.S. annual sales

     - High physician interest in new vasoactive therapy for acute CHF

     - Patients are treated for acute CHF in settings appropriate for an IV therapeutic

     - Physician attitudes are negative toward inotropic agents due to arrhythmia generating potential


                                                                      11 of 31

SEIZING THE NATRECOR-Registered Trademark- OPPORTUNITY

- Build awareness for the product and its position

- All alternatives considered and priority strategy chosen:
       SECURE THE RIGHT PARTNER AND CO-PROMOTION AGREEMENT


                                                                      12 of 31

SCIOS INC. - VALUE BUILDERS

-      (2ND HALF 00)    P38-Kinase Inhibitor enters clinical trials for
                        rheumatoid arthritis indication

-      (3RD Q00)        VMAC enrollment complete

-      (4TH Q00)        Natrecor-Registered Trademark- NDA Amendment filing

-      (2000)           Fiblast-Registered Trademark- approval in Japan
                        (targeted by Kaken)

-      (ONGOING)        VEGF(121) partners


                                                                      13 of 31

SCIOS INC. -  A VALUE OPPORTUNITY

-    9/30/99                           $96 Million Cash

-    NATRECOR-Registered Trademark-    A Valuable Product
     -   Committed Course              New Natrecor-Registered Trademark- Trial

-    P38-KINASE                        Promising Pipeline
     -   Committed Course              Complete toxicology work and
                                       move into clinic

-   COMPANY                            Lean and Focused

-   RIGHT PEOPLE TO MAKE IT HAPPEN

                                                                      14 of 31

                                   SCIOS INC.

                                   Stay Tuned
                          Assess Performance Over Time
                                  See The Value


                                                                      15 of 31

                                   SCIOS INC.
                                RESEARCH PROGRAMS


                                                                      16 of 31

SCIOS (NEW): DISEASE-BASED DISCOVERY RESEARCH

[FLOWCHART depicting that functional genomics, bioinformatics, computational chemistry and combinational chemistry support gene cloning, protein expression, transcriptional analytics, high throughput screening, and biased chemical library which in turn support development of protein therapeutics and small molecule kinase inhibitors]
                                                                      17 of 31

EXPRESSION ANALYSIS:  CDNA MICROARRAYS



      [Graphic depicting use of cDNA Microarray technology and how results are displayed:

        - Individual DNA clones in 96-well format -- > DNAs printed as microarray -- > microscopic slide

        - Disease tissue and normal tissue: fluorescently labeled cDNAs prepared, then hybridized together on microarray -- > microscopic slide

        - Fluorescense scanning of microscopic slide reveals hybridization patterns]

                                                                      18 of 31

 SCIOS DISCOVERY MODEL SUCCESS

- P38 Kinase Inhibitor program is the first success story of Scios' new drug discovery model

     - Combines experience in both proteins and small molecule synthesis

     - Increases capability for future products


                                                                      19 of 31

ROLE OF P38 KINASE IN TNF BIOSYNTHESIS
AND ACTION


[Flowchart depicting that stress causes Target Cells to produce P38-Kinase which in turn causes greater production of TNF which in turn acts on Responder Cells to cause greater production of P38-Kinase that causes further production of TNF, IL-1 and COX-2.]



                                                                      20 of 31

P38 KINASE INHIBITOR ROLE IN
INFLAMMATORY DISEASE


      [Graphic depicting role of P38 Kinase in triggering inflammation and fibrosis and goal of Scios Kinase Inhibitors to suppress these responses.]


                                                                      21 of 31

POTENTIAL

P38-KINASE INHIBITORS COULD BE THE FIRST ORALLY ADMINISTERED TREATMENT FOR RHEUMATOID ARTHRITIS BY BLOCKING THE BIOSYNTHESIS AND ACTION OF TNF AND INHIBITING COX-2.


                                                                      22 of 31

SCIOS INC.
P38-KINASE INHIBITORS

- Novel chemical classes discovered by Scios research

- Both oral and IV compounds have been defined

- Patents pending

- Development underway


                                                                      23 of 31

P38-KINASE INHIBITORS: THE LEADING
EDGE OF ANTI-INFLAMMATORY THERAPEUTICS

- Lowering TNF represents a paradigm shift in modifying inflammatory diseases

- Injectable protein TNF antagonists have defined the therapeutic mechanism and the market

- Inhibitors of COX-2 have re-defined the optimum approach to symptom relief in arthritis

- Scios' ORALLY ADMINISTERED P38-Kinase inhibitors both lower TNF and inhibit COX-2


                                                                      24 of 31

P38-KINASE INHIBITORS
DISEASE TARGETS:

-   Rheumatoid arthritis

-   Inflammatory bowel disease

-   Heart failure


                                                                      25 of 31

DEVELOPMENT PROGRAMS


          [CHART showing status of the following development programs:

Scios Programs:

  Natrecor-Registered Trademark-
    Actute Congestive Heart Failure: Phase III

  VEGF-121
    Cardiovascular Disease- Protein Therapy: Preclinical

  P38-Kinase Inhibitors
    Inflammatory Disease: Preclinical

Partnered Programs:

  B-Amyloid
    Alzheimer's Disease: Preclinical, Partner: Eli Lilly & Co.
    Alzheimer's Disease: Preclinical, Partner: DuPont Pharmaceuticals

  Natrecor-Registered Trademark-
    BNP Diagnostic: Regulatory, Partner: Shionogi & Co., Ltd.
    BNP Diagnostic: Regulatory, Partner: Biosite Diagnostics Inc.
    BNP Diagnostic: Preclinical, Partner: Abbott Laboratories

  Fiblast
    Recalcitrant Dermal Wounds: Regulatory, Partner: Kaken (Japan) Coronary Artery Disease: Phase II, Partner: Chiron
    Peripheral Vascular Disease: Phase II, Partner: Chiron

  VEGF-121
    Coronary Artery Disease - Gene Therapy: Phase I, Partner: GenVec

  GLP-1
    Type 2 Diabetes: Phase I, Partner: Novo Nordisk]

                                                                      26 of 31

                                   SCIOS INC.
                         OPERATIONS AND FINANCIAL UPDATE


                                                                      27 of 31

CASH PICTURE

-  Start FY 2000 with approximately $100 Million in cash

-  Initial revenue expected in FY 2000 from Fiblast wound healing in Japan

-  Cash use in FY 2000 operations expected to be approximately $27 million


                                                                      28 of 31

FIBLAST-Registered Trademark-

HUMAN BASIC FIBROBLAST GROWTH FACTOR (bFGF)

- Licensed to Chiron for $25 million + royalties

     - Scios to receive payments based on any commercialized form (human or bovine)

     -  Chiron has ongoing Phase II trials in CAD and PVD


                                                                      29 of 31

PSYCHIATRIC SALES & MARKETING DIVISION

- Dedicated to psychiatric product sales

- $9 million net contribution (cash flow) expected in 1999

- Fully integrated and experienced marketing/sales organization

- Expansion capability

- Line reorganization expected in 2000


                                                                      30 of 31

                   CERTAIN INFORMATION CONCERNING PARTICIPANTS

The following individuals, all of whom are directors of Scios Inc., may be deemed participants in the solicitation of proxies on behalf of the Company's Board of Directors: Donald B. Rice, Ph.D. (Chairman of the Board of the Company; President and Chief Executive Officer of Urogenesys, Inc.); Richard
B. Brewer (Chief Executive Officer and President of the Company); Samuel H. Armacost (Chairman, SRI International); Myron Du Bain (Chairman and Chief Executive Officer (Retired), Fireman's Fund Corporation); Charles A. Sanders, M.D. (Chairman and Chief Executive Officer (Retired), Glaxo Inc.); Solomon H. Snyder, M.D. (Director, Department of Neuroscience, and Distinguished Service Professor of Neuroscience, Pharmacology and Molecular Sciences and Psychiatry, The Johns Hopkins University); Burton E. Sobel, M.D. (E.L. Amidon Professor and Chair, Department of Medicine, The University of Vermont College of Medicine); and Eugene L. Step (Executive Vice President, President of the Pharmaceutical Division (Retired), Eli Lilly and Company). The following executives of the Company may also be deemed participants: Thomas
L. Feldman (Vice President of Commercial Operations); Elliott B. Grossbard, M.D. (Senior Vice President of Development); David W. Gryska (Vice President of Finance and Chief Financial Officer); John A. Lewicki, Ph.D. (Vice President of Research); John H. Newman (Senior Vice President, General Counsel & Secretary); George F. Schreiner, M.D., Ph.D. (Vice President, Cardiorenal Research) and Wendy Carhart (Senior Manager of Investor Relations).

In the aggregate, these individuals beneficially own 1,622,257 shares of the Company's Common Stock, including 1,267,332 shares subject to stock options exercisable within 60 days of December 6, 1999. None of these individuals beneficially owns more than 1% of the Company's Common Stock. In addition to customary cash compensation payable to non-employee directors, under the Company's Equity Incentive Plan each non-employee director receives an automatic grant of a stock option to acquire 10,000 shares of the Company's Common Stock at each annual meeting where the director is elected to the Company's Board of Directors. Mr. Brewer's employment agreement with the Company provides for, among other things, severance payments to Mr. Brewer in the event of termination of his employment "without cause" or "for good reason."

                                                                      31 of 31